2019 ANNUAL REPORT

ECONOMIC IMPACTS OF INVESTMENTS

1984–2019

HIT is an actively managed fixed-income mutual fund focused on high credit quality securities, primarily multifamily mortgage-backed securities (MBS).

$8.7B HIT capital invested

$16.5B total development cost

$32.3B total economic benefits

$13.0B personal income including wages and benefits **$6.6 billion for construction workers**

193.5K total jobs generated across communities

117K housing and healthcare units nationwide **67% affordable housing**


532 projects
178.1M hours of on-site union construction work

- A **$6.6 billion** investment grade fixed-income mutual fund
- Specializes in the **highest credit quality** multifamily mortgage-backed securities
- **Over 35-year history of generating competitive returns** for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities
- **100% union labor** requirement for all on-site construction

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

AFL-CIO HOUSING INVESTMENT TRUST

Investors 2019 was a tremendous year for the AFL-CIO Housing underwrite rental housing projects, particularly ones with Investment Trust (HIT). In my first full year as Chief affordability requirements. HIT’s 2019 impact investments Executive Officer, we made great strides in ensuring that supported $1.3 billion in development and the creation of the HIT is able to be a better version of itself doing more nearly 9 million hours of union construction work. The HIT of what makes us unique and doing it in a more competitive currently has 40 projects under construction, generating an “HIT’s 2019 impact investments and streamlined way. estimated 20 million hours of union construction work. supported $1.3 billion in The HIT had an impressive year for both growth and While HIT’s 2019 volume of investment sourcing was nearly development and the creation performance. Net assets grew by $665 million year-over-year, double our historical average, we aim to do more. To this of nearly 9 million hours of ending the year at $6.6 billion, the highest net asset level in end, we expanded our investment authorities to allow us our history. In addition to asset growth, 2019 results show to seek to increase our yield and deal production without union construction work.” that the HIT is stronger and doing more for its investors: materially altering our risk profile. In the second half of Gross and net returns of 8.15% and 7.78%, respectively; the year, we made three investments under these new authorities and have a strong pipeline under review for 2020. Impact investments of $480 million committed to 17 development transactions; and We accomplished all of this while materially reducing our Record low expense ratio of 34 basis points, down operating costs during the year. The HIT closed 2019 with from 42 basis points in 2018. a record-low expense ratio of 34 basis points. We believe these changes and accomplishments make the HIT more The HIT’s strong risk adjusted returns are evident when competitive. We remain dedicated to our mission and comparing the HIT to fixed-income investments with similar understand its importance in today’s climate. Thank you for credit quality. With an average credit quality of AAA/ your continued commitment to the HIT and your partnership Government, the HIT is comparable to the AAA component as we do more together in support of retirees and current of its benchmark, the Bloomberg Barclays U.S. Aggregate union workers. Bond Index, which the HIT outperformed by 148 basis points in 2019 on a gross basis. The HIT’s specialization in multifamily finance, having financed over 530 projects since its inception, is key to Chang Suh distinguishing it from other fixed-income investment options. The HIT has the capacity to directly source, structure and Chief Executive Officer and Co-Chief Portfolio Manager ANNUAL REPORT 2019 1

the AFL-CIO President I am delighted to recognize 2019 as a monumental year for the HIT. Under the new leadership of Chang Suh, the HIT continues to produce competitive returns while generating a higher level of collateral benefits for the labor movement. Increasing the level of impact investments that generate union construction jobs and financing more affordable housing projects is more important than ever. Additionally, the HIT made significant progress in becoming even more competitive as a fiduciary by lowering its expense ratio to 34 basis points, a significant achievement. Pension plan trustees and consultants must select investment products that meet their investment objectives. In a world of many investment choices, the Labor Movement must actively promote products that can provide competitive risk adjusted returns while contributing to our society in a socially responsible manner. The HIT is a great example of socially responsible investing. The HIT has a 35-year track record of delivering competitive risk adjusted returns. At the same time, the HIT has helped finance over 117,000 housing units and created over 190,000 jobs, including 88,000 union construction jobs. Union workers are faced with the challenges of finding quality housing affordable to them and continue to be forced to live further and further away from where they work. The HIT’s investments address these broader job access issues by creating construction jobs and investing in affordable housing. The HIT seeks to provide pension funds with retirement security for their members while addressing issues facing the current workforce, making sure our pension investments align with our values. As a fixed-income investment fund, the HIT strives to deliver a competitive return that provides for prudent pension management. But it does not stop there. With 40 projects currently under construction, the HIT is generating an estimated 20 million hours of work for the men and women of the building trades. It is also currently constructing over 6,300 units of rental housing around the country. Through the HIT’s good work, we are able to show communities that the labor movement and its pension plans can have broad impact by effecting positive change in their backyards. Never has the HIT’s work been more important. Thank you for your continued support. In Solidarity, “Through the HIT’s good work, we are able to show communities that the labor movement and its pension plans can have broad impact by effecting positive change in their backyards.” Richard L. Trumka President, AFL-CIO; Trustee, AFL-CIO Housing Investment Trust 2

DISCUSSION OF FUND PERFORMANCE (Unaudited) 2019 RETURNS For the calendar year, the AFL-CIO Housing Investment Trust (HIT or Trust) continued to deliver competitive risk-adjusted returns relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Benchmark), with an 8.15% gross total return compared to 8.72% for the Benchmark. The portfolio’s return exceeded the AAA component of the Barclays Aggregate by 148 basis points (bps) on a gross basis, and 111 bps on a net basis, for the same period, which has a more comparable credit profile. HIT DIFFERENCE 2019 was a monumental year for the HIT, producing strong absolute returns, executing on new investment authorities and operating at a materially lower cost. Our long-term record of competitive relative returns is due to the specialization in multifamily housing finance and the relative value produced by multifamily mortgage investments. Multifamily MBS generally provide higher yields than securities of similar credit quality and interest rate risk. Multifamily investments represented just over 75% of HIT’s portfolio compared to less than 1% of the Benchmark at year-end. The HIT believes the value of the HIT’s strategy over the long run is evident when adjusting for credit quality. At year-end, 93.6% of the HIT’s portfolio was Government/Agency/AAA-rated compared to 72.0% in the Barclays Aggregate. This overweight is reflected in the portfolio’s relative return which exceeded the AAA component of the Barclays Aggregate at year-end across all relevant time periods (see chart below). PERFORMANCE ATTRIBUTION As a benefit of its multifamily specialization and active management, positive contributors to HIT’s competitive risk-adjusted performance were its ongoing yield advantage over the Barclays Aggregate and its overweight to multifamily MBS as spreads to Treasuries tightened. The HIT increased its portfolio allocation to multifamily securities during the year, specifically GNMA construction/permanent loans that are not in the Barclays Aggregate. The portfolio’s duration was managed to be slightly short defending against Benchmark extension. Interest rates declined in a volatile environment weighing somewhat on relative performance, but the portfolio’s overweight to spread assets partially mitigated this dynamic. When low grade credit corporate bonds outperform in an environment of heightened risk appetite, as they did in 2019, HIT’s short-term relative performance may fall below the Barclays Aggregate. The corporate bond sector closed 2019 with one of the best years on record, generating excess returns over Treasuries of 676 bps. The AAA component of the Barclays Aggregate generated excess returns of 32 bps versus 852 bps for BBB assets. The HIT does not invest in BBB corporate bonds and, as noted above, is almost entirely invested in AAA/Government credit. We therefore believe it is useful for investors to compare the HIT, and its higher level of credit quality versus the Benchmark, to the AAA component of the Barclays Aggregate. ANNUALIZED RETURNS As of December 31, 2019 HIT Gross HIT Net Barclays Aggregate AAA Index 10% 8.72% 8.15% 7.78% 8% 6.67% 6% 4.06% 3.65% 4.03% 4.00% 3.57% 3.75% 4% 3.31% 3.21% 2.80% 3.05% 2.48% 3.11% 2% 0% 1-YEAR 3-YEAR 5-YEAR 10-YEAR COMPARISON OF A $50,000 INVESTMENT in the HIT and Barclays Aggregate (10 Years) HIT Net Barclays Aggregate $80,000 $72,224 $71,001 $70,000 $60,000 $50,000 12/09 12/10 12/11 12/12 12/13 12/14 12/15 12/16 12/17 12/18 12/19 The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.Netperformancefigures reflect the deduction of HIT expenses and are the performance figures experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio. 3

Discussion of Fund Performance continued
(Unaudited)

CREDIT QUALITY EXCESS RETURNS

12 months ended December 31, 2019


Basis Points to Treasuries
900
800
700
600
500
400
300
200
100
0
32
276
527
852
AAA
AA
A
BBB

Source: Bloomberg L.P.

2019 TREASURY YIELD CURVE SHIFT


12/31/2018
09/30/2019
12/31/2019
3.1%
2.7%
2.3%
1.9%
1.5%
2-YEAR
3-YEAR
5-YEAR
10-YEAR
30-YEAR

Source: Bloomberg L.P.

MULTIFAMILY GENERIC SPREADS

December 2017–December 2019


Ginnie Mae Construction/Permanent
Fannie Mae Multifamily DUS 10/9.5
Investment Grade Corporate
Spreads to 10-Year Treasury in Basis Points
160
140
120
100
80
60
40
20
12/17
6/18
12/18
6/19
12/19

Source: HIT and Securities Dealers

MARKET ENVIRONMENT IN 2019

Domestic and global risk appetite remained robust in 2019, driving US equity markets to historic highs and corporate credit market spreads to near-historic lows. Growth momentum and risk sentiment were influenced by accommodative monetary policy, healthy US consumer spending and optimism surrounding the US/China trade deal. Risk of a domestic recession eased in the second half of the year with healthy gains in the labor market and an uplift in housing market sales and prices. Consumer spending, which has been the backbone of the economy in recent years, remained strong. Further, growth fundamentals are anticipated to improve through additional business investment and manufacturing spending.

THE YIELD CURVE AND INTEREST RATES Interest rates throughout the year were volatile given investors' anxiety over global growth and geopolitics. Central banks acted to reverse a worsening growth outlook by easing monetary policy. Central banks remained accommodative with the Federal Reserve cutting short term interest rates by 75 bps in 2019 to a 1.50 – 1.75% target range in support of economic growth. During the 4th quarter, they signaled a prolonged pause to monitor changes in economic data, with markets pricing in no change in rates in 2020. The amount of negative yielding global sovereign debt declined to $11 trillion[1] but the reach for positive yielding assets is likely to continue. As a result, foreign demand for Treasuries in this environment will likely keep rates from rising materially in the near term.

Rates dropped across all maturities throughout 2019 with the yield curve steepening as short term rates declined more precipitously than longer term rates. During the year, the two-year rate fell by 92 bps, while the 5-, 7-, 10- and 30-year rates decreased by 82, 75, 77 and 63 bps, respectively. Inflation continues to be muted with personal consumption expenditures and wholesale prices stable at 1.5% and 1.3% year-over-year, respectively.

MULTIFAMILY MBS MARKET

Economic and demographic trends continued to support the multifamily market. Low unemployment, solid job growth and an increase in household formation gave support to the sector in 2019. In addition, rental vacancy rates remained below 5%[2], despite high levels of new supply in some markets. Multifamily construction supply is expected to remain elevated through 2020 and into 2021. Rental housing demand is expected to remain robust with 22 million people between the ages of 20 and 24 likely to add 3.6 million new households over the next five years, assuming headship rates follow historical trends.[3]

While housing demand is expected to remain strong, housing affordability remains a significant challenge. Median-priced homes are unaffordable for median-income Americans in 71% of counties nationwide as of Q4 2019[4]. In addition, for every 100 very low-income renter households there are only 37 affordable rental units available.[5]

SPREADS Spreads to Treasuries across fixed-income sectors finished the year on a strong note. This was particularly true of lower credit quality investments that materially

[1]Bloomberg L.P. [2]*Real Estate Solutions by Moody's Analytics* [3]*US Census* [4]*National Low Income Housing Coalition* [5]*Ibid*

4

AFL-CIO HOUSING INVESTMENT TRUST

Discussion of Fund Performance continued
(Unaudited)

SECTOR ALLOCATION

As of December 31, 2019

- U.S. Treasury Securities–4.19%
- Cash and Cash Equivalents–1.46%
- Single Family MBS–17.51%
- Commercial MBS–1.65%
- Multifamily Permanent MBS–61.02%
- Multifamily Construction Investments–14.17%


75.2% Multifamily
Based on value of total investments, including unfunded commitments.

RISK COMPARISON

As of December 31, 2019

	HIT	Barclays		HIT	Barclays
CREDIT PROFILE					
U.S. Government/Agency/AAA/Cash	93.56%	72.03%	A & Below/Not Rated	1.86%	24.58%
YIELD					
Current Yield	3.10%	3.00%	Yield to Worst	2.60%	2.31%
INTEREST RATE RISK					
Effective Duration	5.69	5.96	Convexity	0.07	0.06
CALL RISK					
Call Protected	76%	73%	Not Call Protected	24%	27%

Source: Haver Analytics, Bloomberg L.P. and the HIT.

outperformed AAA equivalents, as investors reached for yield at the expense of credit risk. Mortgage security spreads also benefited from investor appetite as market participants looked to invest capital at higher yields with attractive risk-return profiles. Specifically, spreads on FHA/Ginnie Mae permanent and construction/permanent MBS, and Fannie Mae Delegated Underwriting and Servicing (DUS) 10/9.5 structures, in which the HIT specializes, tightened by 40, 30 and 5 bps, respectively.

DIRECTLY-SOURCED MULTIFAMILY INVESTMENTS HIT's direct sourcing of construction-related securities differentiates it from other core bond funds. Construction-related securities typically help the HIT generate competitive risk-adjusted returns due to their high credit quality and yield spreads. In addition to portfolio benefits, HIT-financed projects create union construction work and rental housing, with a focus on affordable and workforce units. In 2019, the HIT added additional investment authorities to expand its ability to source a greater number of construction-related assets without materially increasing its risk profile. As the HIT's new direct construction loan commitments are funded, the portfolio will benefit from added yield.

In 2019, the HIT committed to its second highest level of construction-related multifamily investments in its history with over $454 million committed to 14 transactions. These investments, plus three additional projects receiving New Markets Tax Credits from HIT's subsidiary, Building America, together generated an estimated $1.3 billion in total economic impact and approximately 8.8 million hours of union construction work building 2,200 housing units.[6]

LOOKING AHEAD

While recession fears have receded and expectations for inflation remain muted, we have no expectations of material increases in the rate environment in the near term. The economy is experiencing a record-long expansionary cycle entering into an election year. Political events will take center stage throughout the year and investors should be prepared for volatility. Rising economic growth expectations and momentum carrying into 2020 are at risk of disappointment if forecasts fail to meet targets. Risk assets such as equities and BBB corporate bonds that have enjoyed record performance may be subject to significant corrections.

We believe that the HIT could be well positioned in this environment, providing capital preservation with superior credit, better yield and diversification away from investment grade corporate bonds. Furthermore, we continue to believe that multifamily securities offer attractive risk/return relative value. Multifamily construction-related investments remain a prudent opportunity to add yield and spread without taking appreciable credit risk. Given trends in the multifamily sector noted above, opportunities to further the HIT's mission and add value to our investors look optimistic.

The HIT will continue to endeavor to execute and build on its long-standing strategy while seeking ways to help deliver more value to its participants.

[6] *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.*

ANNUAL REPORT 2019

5

2019
PROJECTS CURRENTLY UNDER CONSTRUCTION
(Unaudited)

"By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates' pension capital, it reinforces the health of our pension funds."

—Sean McGarvey
President, North America's Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust

ECONOMIC IMPACTS

40	$1.1B	12	$2.6B
Projects	Invested	States	Total Development

20M
Hours of On-Site Union Construction Work

In 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate (hereinafter referred to as "subsidiary"). Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

6



Cote Village Boston, Massachusetts

- **$49 million new construction project**
- **Two four-story buildings will create 76 units of housing (100% affordable)**
- **HIT investment of $20.1 million**
- **Creating an estimated 415,960 hours of union construction work (208 jobs)**

The HIT is providing financing for the $49 million development of Cote Village located in Boston, MA. The project will be comprised of 76 units, of which 100 percent are designated affordable. The project will also benefit from 4% and 9% Low Income Housing Tax Credits.

The HIT joined the development team in its original submission for site control in 2014 and worked with them for five years structuring the project to make it a reality. The HIT committed $20.1 million to purchase direct construction-related and permanent mortgage investments from MassHousing.

Cote Village is the redevelopment of the former Cote Ford dealership in Mattapan into residential rental housing and will include outdoor community space, fitness center, on-site parking and resident amenities. This Transit-Oriented-Development is adjacent to the MBTA Fairmont Line commuter rail station is expected to act as a catalyst to encourage responsible development in the predominantly Caribbean community.

AFL-CIO HOUSING INVESTMENT TRUST

18 Sixth Avenue at Pacific ParkBrooklyn, New York $710 million new construction project HIT investment of $100 million Fifty-story project will create 858 units Creating an estimated 3,881,830 hours of housing (30% affordable) of union construction work (1,945 jobs) 18 Sixth Avenue at Pacific Park is an 858-unit apartment development currently under construction adjacent to the Barclays Center in Brooklyn, NY. With a total development cost of $710 million, the 50-story project will contain 858 residential units, of which 601 units will be market rate and 257 will be affordable to families earning 130% of Area Median Income. The development is targeting LEED designation for sustainability. Additionally, the project is close to Brooklyn’s largest (and New York City’s 3rd largest) transit hub. The HIT is part of a syndicate of institutional lenders that are providing an aggregate $460 million construction loan for the development of 18 Sixth Avenue at Pacific Park. The HIT’s $100 million commitment represents the largest direct construction loan in its history. This is the 6th phase of the Pacific Park revitalization in Brooklyn. 18 Sixth Avenue at Pacific Park will create nearly 3.9 million hours of union construction work and generate $982.9 million in total economic benefits. The project is being constructed with 100% union labor under a Project Labor Agreement. Gateway Northeast Minneapolis, Minnesota $38.7 million new construction project HIT investment of $20.1 million Five-story project will create 128 units Creating an estimated 273,760 hours of housing (60% affordable) of union construction work (137 jobs) The HIT is financing the $38.7 million new construction of the Gateway Northeast development in Minneapolis, MN. This project will include 128 total units, 77 of which will be designated as affordable. The HIT is purchasing $21 million of bonds issued by the City of Minneapolis under the Fannie Mae MTEB program from Dougherty Mortgage, LLC. The complex financial structure included at least eight sources to bring the project together. Like many of the HIT’s Twin City projects, Gateway Northeast will be a mixed-income development. The project will have 26 units restricted to households earning 50% or less of the Area Median Income (AMI) and will receive Project-Based Vouchers from the Minneapolis Public Housing Authority. An additional 51 units will be restricted to individuals and families earning 60% or less of the AMI. The project will also meet the Enterprise Green Communities Criteria, as required by the City of Minneapolis. ANNUAL REPORT 2019 7

Other Important Information

(Unaudited)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Six-Month Period Ended December 31, 2019*
Actual expenses	$ 1,000	$ 1,016.59	$ 1.68
Hypothetical expenses (5% annual return before expenses)	$ 1,000	$ 1,023.54	$ 1.68

*Expenses are equal to the HIT's annualized six-month expense ratio of 0.33%, as of December 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period).

ANNUAL MEETING OF PARTICIPANTS: CLASS III TRUSTEES RESULTS

Trustee	Votes For	Votes Against	Votes Abstaining*
Vincent Alvarez	3,879,470.836	0	46,167.321
James Boland	3,879,470.836	0	46,167.321
Terence O'Sullivan	3,879,470.836	0	46,167.321
Kevin Filter	3,879,470.836	0	46,167.321
Jamie S. Rubin	3,879,470.836	0	46,167.321
Tony Stanley	3,877,678.084	0	47,960.073

* Votes not cast: 1,795,634.481

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2019, and held for the entire period ended December 31, 2019.

Actual Expenses: The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six-Month Period Ended December 31, 2019" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds' ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT's Forms N-PORT are available on the SEC's website at http://www.sec.gov. Participants may also obtain copies of the information on HIT's Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the HIT's report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

2019 HIT PARTICIPANTS MEETING

The 2019 Annual Meeting of Participants was held in Washington, D.C., on Friday, December 20, 2019. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies:

Helen R. Kanovsky was elected to chair the Board of Trustees by: votes for 3,879,470.836; no votes against; votes abstaining 46,167.321; votes not cast 1,795,634.481.

Election of Class III Trustees (see chart above).

Ernst & Young LLP was ratified as the HIT's Independent Registered Public Accounting Firm by: votes for 3,586,689.161; no votes against; votes abstaining 338,948.996; votes not cast 1,795,634.481.

The following Trustees were not up for reelection and their terms of office continued after the meeting: Kenneth W. Cooper, David B. Durkee, Sean McGarvey, Kenneth Rigmaiden, Liz Shuler, Richard L. Trumka, Bridget Gainer, The Honorable Jack F. Quinn, Jr., Deidre L. Schmidt, Harry Thompson and William C. Thompson, Jr.

8

AFL-CIO HOUSING INVESTMENT TRUST

Statements DECEMBER 31, 2019

Report of Independent Registered Public Accounting Firm To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust: Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Trust’s auditor since 2002. Tysons, Virginia February 28, 2020 10

Statement of Assets and Liabilities December 31, 2019 (dollars in thousands, except per share data) Assets Investments, at value (cost $6,423,521) $ 6,585,256 Cash 11,344 Accrued interest receivable 19,383 Receivables for investments sold 128 Right of use asset 745 Other assets 3,783 Total assets 6,620,639 Liabilities Payables for investments purchased 54,483 Redemptions payable 3,274 Income distribution payable, net of dividends reinvested of $12,776 1,275 Refundable deposits 165 Accrued salaries and fringe benefits 4,149 Lease liability 1,115 Other liabilities and accrued expenses 1,252 Total liabilities 65,713 Other commitments and contingencies (Note 5 of financial statements) — Net assets applicable to participants’ equity— Certificates of participation authorized unlimited; Outstanding 5,748,724 units $6,554,926 Net asset value per unit of participation (in dollars) $ 1,140.24 Participants’ equity Participants’ equity consisted of the following: Amount invested and reinvested by current participants $ 6,399,186 Distributable earnings (accumulated losses) 155,740 Total participants’ equity $6,554,926 See accompanying Notes to Financial Statements. ANNUAL REPORT 2019 11

Schedule of Portfolio Investments

December 31, 2019 (dollars in thousands)

FHA Permanent Securities (2.1% of net assets)

	Interest Rate	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	3.65%	Dec-2037	–	$ 8,572	$ 8,731	$ 8,621
	3.75%	Aug-2048	–	3,825	3,821	3,820
	4.00%	Dec-2053	–	62,520	62,496	63,652
	4.79%	May-2053	–	5,090	5,312	5,588
	5.17%	Feb-2050	–	7,736	8,289	8,308
	5.35%	Mar-2047	–	6,998	7,007	7,021
	5.55%	Aug-2042	–	7,448	7,450	7,475
	5.60%	Jun-2038	–	2,240	2,243	2,248
	5.80%	Jan-2053	–	1,987	1,996	2,225
	5.87%	May-2044	–	1,686	1,685	1,691
	5.89%	Apr-2038	–	4,215	4,219	4,233
	6.20%	Apr-2052	–	11,227	11,223	12,866
	6.40%	Aug-2046	–	3,648	3,650	3,792
	6.60%	Jan-2050	–	3,263	3,287	3,680
	7.50%	Sep-2032	–	1,169	1,167	1,177
			–	**131,624**	**132,576**	**136,397**
When Issued[2]	3.72%	Feb-2062	4,470	–	–	(66)
	3.90%	Mar-2062	3,090	–	–	(17)
			7,560	**–**	**–**	**(83)**
Total FHA Permanent Securities			**$7,560**	**$131,624**	**$132,576**	**$136,314**

Ginnie Mae Securities (22.4% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040–Jun-2040	$ 2,576	$ 2,601	$ 2,757
	4.50%	Aug-2040	1,639	1,670	1,792
	5.50%	Jan-2033–Jun-2037	1,653	1,649	1,835
	6.00%	Jan-2032–Aug-2037	1,087	1,088	1,232
	6.50%	Jul-2028	47	47	53
	7.00%	Apr-2026–Jan-2030	726	729	818
	7.50%	Aug-2025–Aug-2030	358	361	401
	8.00%	Sep-2026–Nov-2030	299	302	338
	8.50%	Jun-2022–Aug-2027	150	150	165
	9.00%	Dec-2022–Jun-2025	9	9	11
	9.50%	Sep-2021–Sep-2030	19	19	21
			8,563	**8,625**	**9,423**
Multifamily	1.73%	May-2042	1,678	1,681	1,669
	2.15%	May-2056	5,965	5,954	5,914
	2.20%	Jun-2056	6,428	6,414	6,374
	2.25%	Dec-2048	8,137	8,072	8,087
	2.30%	Mar-2056–Oct-2056	66,655	66,264	66,072
	2.31%	Nov-2051	7,076	7,076	6,927
	2.35%	Dec-2040–Nov-2056	15,539	15,587	15,396
	2.40%	Aug-2047	9,722	9,738	9,671
	2.43%	Nov-2038	5,166	5,185	5,165
	2.50%	Jul-2045–Mar-2057	33,177	33,185	32,809
	2.50%	Sep-2058	37,693	37,036	37,539
	2.53%	Jul-2038–Feb-2040	20,968	21,210	21,002
	2.60%	Apr-2048–Jun-2059	62,912	63,199	62,799
	2.61%	Jan-2053	51,015	51,404	50,802
	2.70%	May-2048–Jul-2058	54,379	54,721	54,720
	2.72%	Feb-2044	492	505	494
	2.79%	Apr-2049	16,321	16,482	16,430
	2.80%	Feb-2053	60,000	57,022	59,427
	2.80%	Dec-2059	25,580	25,219	25,881

12

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

Ginnie Mae Securities continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.82%	Apr-2050	1,500	1,530	1,520
2.87%	Feb-2036–Dec-2043	12,960	13,060	13,004
2.89%	Mar-2046	32,000	32,195	32,395
3.00%	Feb-2041–Mar-2051	24,361	24,447	24,669
3.05%	May-2044–May-2054	18,873	18,971	19,111
3.10%	Jan-2044–May-2059	47,872	48,056	48,418
3.11%	Jan-2049	17,025	17,638	17,454
3.20%	Jul-2041–Sep-2051	15,000	14,904	15,306
3.25%	Sep-2054	35,000	34,696	36,008
3.25%	Apr-2059	45,000	43,139	46,675
3.26%	Nov-2043	20,000	20,031	20,561
3.30%	May-2055–Nov-2058	30,268	30,342	31,764
3.33%	Jun-2043	14,727	15,174	14,962
3.35%	Nov-2042–Aug-2059	31,662	31,393	32,721
3.36%	Jul-2046	7,760	7,990	8,039
3.37%	Dec-2046	19,200	19,436	19,705
3.40%	Mar-2057	5,063	5,103	5,381
3.47%	Apr-2051	2,843	2,937	2,882
3.48%	May-2059	11,081	11,313	11,559
3.49%	Feb-2044–Aug-2058	15,185	15,647	16,157
3.50%	Sep-2041–Apr-2057	83,494	85,149	87,450
3.51%	May-2042	10,000	10,146	10,415
3.53%	Apr-2042	17,135	17,724	18,217
3.55%	Apr-2057	42,006	43,093	43,669
3.59%	Sep-2052	6,500	6,735	6,824
3.60%	Jun-2057	13,920	14,436	14,857
3.62%	Sep-2051	2,823	2,935	2,837
3.62%	Dec-2057	29,102	29,642	31,131
3.64%	Nov-2044	7,120	7,311	7,210
3.67%	Nov-2035	15,201	15,746	16,170
3.68%	Jun-2057	27,003	27,772	29,115

Ginnie Mae Securities continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.71%	Dec-2045	8,583	8,235	9,068
	3.75%	Apr-2046	6,726	6,742	6,964
	3.81%	Jun-2045	16,553	16,750	16,978
	3.85%	Jan-2056	31,722	32,009	33,664
	3.90%	May-2049	3,527	3,768	3,546
	3.92%	Aug-2039	44,325	47,048	47,068
	4.10%	May-2051	3,940	4,285	4,305
	4.25%	Sep-2038	33,750	33,913	35,642
	4.29%	Mar-2053	46,818	47,086	50,699
	4.45%	Jun-2055	2,540	2,442	2,787
	4.50%	May-2038	17,916	19,275	18,858
	4.63%[3]	Sep-2037	1,500	1,465	1,504
	4.70%	Oct-2056	3,307	3,471	3,695
	4.90%[3]	Mar-2044	1,000	991	1,003
	5.25%	Apr-2037	18,060	18,054	18,849
	5.34%	Jul-2040	5,500	5,436	5,656
			1,396,354	**1,405,615**	**1,433,650**
When Issued[2]	3.13%	Jan-2055	**25,000**	**26,109**	**26,095**
Total Ginnie Mae Securities			**$1,429,917**	**$1,440,349**	**$1,469,168**

ANNUAL REPORT 2019

13

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

Fannie Mae Securities (43.6% of net assets)

	Interest Rate[1]		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	2.04%	1M LIBOR+25	Mar-2037	$ 220	$ 219	$ 219
	2.09%	1M LIBOR+30	Jul-2043	9,509	9,453	9,439
	2.11%	1M LIBOR+32	Jun-2037	1,226	1,226	1,221
	2.14%	1M LIBOR+35	Mar-2043-Nov-2047	38,105	38,120	37,753
	2.17%	1M LIBOR+38	Nov-2042	4,756	4,757	4,727
	2.19%	1M LIBOR+40	Apr-2037-Oct-2044	12,474	12,494	12,438
	2.24%	1M LIBOR+45	Oct-2042	6,716	6,751	6,704
	2.25%	1M LIBOR+46	Oct-2042	4,093	4,110	4,098
	2.29%	1M LIBOR+50	Dec-2040-Feb-2043	24,240	24,185	24,273
	2.31%	1M LIBOR+52	Jun-2042	2,871	2,885	2,876
	2.34%	1M LIBOR+55	Mar-2042	6,480	6,490	6,501
	2.38%	1M LIBOR+59	Mar-2041	4,073	4,102	4,094
	2.39%	1M LIBOR+60	Mar-2042-Oct-2043	10,346	10,382	10,405
	2.49%	1M LIBOR+70	Dec-2040	1,916	1,922	1,929
	3.00%		Apr-2031-Dec-2049	70,842	72,704	72,503
	3.00%		Sep-2049	44,289	44,897	45,076
	3.50%		Oct-2026-Apr-2049	187,273	191,930	195,143
	3.59%	6M LIBOR+155	Nov-2033	1,252	1,253	1,287
	3.69%	12M LIBOR+169	Nov-2034	507	517	530
	3.73%	12M LIBOR+153	Feb-2045	5,375	5,476	5,538
	4.00%		May-2020-Jun-2048	126,161	130,323	133,315
	4.06%	12M LIBOR+169	Oct-2042	4,190	4,278	4,323
	4.11%	6M LIBOR+161	Aug-2033	139	139	143
	4.22%	12M LIBOR+153	Jul-2033	190	190	198
	4.28%	1Y UST+222	Aug-2033	520	520	548
	4.46%	12M LIBOR+156	Apr-2034	615	626	640
	4.50%		May-2024-Dec-2048	92,827	96,176	99,148
	4.56%	1Y UST+220	Aug-2033	710	710	748
	4.61%	1Y UST+222	Jul-2033	845	847	890
	4.63%	1Y UST+211	May-2033	336	337	353
	5.00%		Sep-2022-Apr-2041	10,710	11,016	11,767
	5.50%		May-2020-Jun-2038	4,933	4,954	5,517
	6.00%		Nov-2028-Nov-2037	3,315	3,326	3,792
	6.50%		Sep-2028-Jul-2036	556	567	635
	7.00%		Sep-2027-May-2032	682	684	776
	7.50%		Jan-2027-Sep-2031	193	191	211
	8.00%		Apr-2030-May-2031	44	45	45
				683,529	**698,802**	**709,803**

Fannie Mae Securities continued

	Interest Rate[1]		Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	1.98%	1M LIBOR+28	Mar-2028	35,971	35,971	36,017
	1.99%	1M LIBOR+29	Feb-2028	30,420	30,427	30,460
	2.01%	1M LIBOR+31	Mar-2028	38,275	38,287	38,325
	2.04%	1M LIBOR+34	Dec-2024	60,000	60,005	60,022
	2.04%		Jan-2028	42,425	42,434	42,450
	2.05%	1M LIBOR+35	Dec-2027	32,050	32,055	32,089
	2.10%		Sep-2028	26,082	26,085	26,120
	2.11%	1M LIBOR+42	Aug-2027	35,483	35,490	35,512
	2.14%	1M LIBOR+44	May-2027	16,840	16,842	16,858
	2.21%		Dec-2022	28,847	28,851	29,031
	2.24%		Dec-2022	29,113	29,116	29,322
	2.25%	1M LIBOR+40	Oct-2024	5,818	5,814	5,761
	2.26%		Nov-2022	6,073	6,078	6,121
	2.28%		May-2029	25,000	25,014	25,003
	2.28%		Jun-2029	41,302	41,347	41,341
	2.33%		Nov-2029-Feb-2030	18,255	18,333	18,028
	2.34%		Sep-2026	28,378	28,479	28,662
	2.38%		Jul-2026	21,840	21,865	22,120
	2.43%		Nov-2031	18,655	18,666	18,330
	2.44%		Aug-2026	22,275	22,276	22,633
	2.46%		Aug-2026	25,830	25,837	25,857
	2.48%		Oct-2028	24,919	24,995	25,286
	2.49%		Dec-2026-Nov-2031	28,136	28,232	28,337
	2.50%		Jun-2026	60,000	60,000	61,169
	2.50%		Jul-2026	37,680	37,735	37,805
	2.55%		Sep-2026	14,210	14,218	14,436
	2.57%		Sep-2028	40,100	40,525	40,951
	2.58%	1M LIBOR+85	Jan-2023	7,984	7,982	8,001
	2.60%		Sep-2024	13,602	13,716	13,683
	2.61%		Nov-2026	9,800	9,920	9,986
	2.67%		Aug-2029	37,700	38,207	38,802
	2.70%		Nov-2025	15,382	15,394	15,845
	2.72%		Jul-2028	36,400	36,715	37,582
	2.75%		Jul-2028	15,394	15,540	15,927
	2.76%		Oct-2031	10,189	10,394	10,434
	2.80%		Apr-2025	15,545	15,663	15,510
	2.81%		Sep-2027	12,400	12,475	12,887
	2.85%		Mar-2022	33,000	33,000	33,602

14

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

Fannie Mae Securities continued

Interest Rate[1]	Maturity Date	Face Amount	Amortized Cost	Value
2.85%	Dec-2027–Aug-2031	32,350	32,470	33,455
2.87%	Oct-2027	9,425	9,512	9,810
2.91%	Jun-2031	25,000	25,175	25,863
2.92%	Jun-2027	69,346	69,440	72,291
2.92%	Apr-2028	15,949	16,034	16,693
2.94%	Jun-2027	29,000	29,041	30,359
2.94%	Jul-2039	9,260	9,373	9,469
2.94%	Sep-2027	30,000	30,169	31,149
2.96%	Sep-2034	20,000	20,963	20,456
2.97%	May-2026–Sep-2034	46,741	47,361	48,331
2.99%	Jun-2025	2,685	2,689	2,800
3.00%	May-2027–Mar-2028	15,958	15,982	16,639
3.02%	Jun-2027–Nov-2029	39,967	40,129	41,812
3.03%	Jun-2026	12,934	13,176	13,360
3.04%	Apr-2030	25,100	25,184	26,351
3.05%	Apr-2030	27,413	27,443	28,706
3.10%	Sep-2029	8,515	8,553	8,855
3.12%	Mar-2025–Apr-2030	26,059	26,169	26,808
3.14%	Apr-2029	7,889	7,909	8,320
3.15%	Jan-2027	20,004	20,030	21,055
3.17%	Jun-2029–Sep-2029	61,557	61,929	64,653
3.18%	May-2035	10,622	10,773	10,975
3.20%	Oct-2027	10,272	10,323	10,872
3.21%	May-2030	6,888	6,992	7,132
3.24%	Aug-2027	9,316	9,431	9,716
3.25%	Nov-2027	10,265	10,316	10,895
3.26%	Jan-2027	7,402	7,422	7,784
3.30%	Jul-2031	5,490	5,755	5,840
3.31%	Oct-2027	15,796	15,933	16,833
3.32%	Apr-2029	20,080	20,173	21,189
3.33%	May-2026	10,990	11,036	11,598
3.35%	Feb-2029	19,433	19,670	20,808
3.36%	May-2029–Oct-2029	34,515	35,891	37,067
3.40%	Oct-2026	2,922	2,933	3,114
3.41%	Sep-2023–Apr-2029	54,914	55,315	58,102
3.42%	Apr-2035	5,316	5,397	5,549
3.46%	Dec-2023–Apr-2031	16,195	16,296	17,315
3.54%	Oct-2021	6,809	6,811	6,988

Fannie Mae Securities continued

	Interest Rate[1]	Maturity Date	Face Amount	Amortized Cost	Value
	3.61%	Sep-2023	6,259	6,278	6,571
	3.63%	Jul-2035	21,987	22,019	23,434
	3.65%	Apr-2031	9,700	9,820	10,579
	3.66%	Oct-2023	4,592	4,609	4,833
	3.67%	Mar-2028	14,080	14,282	14,928
	3.68%	Jul-2028	12,011	12,841	12,847
	3.69%	Jun-2030	24,863	24,862	27,208
	3.77%	Dec-2033	10,500	10,694	11,250
	3.87%	Sep-2023	2,418	2,435	2,555
	4.06%	Oct-2025	22,864	22,904	24,910
	4.15%	Jun-2021	8,708	8,708	8,953
	4.25%	May-2021	3,899	3,899	3,958
	4.27%	Jan-2034	75,058	75,352	80,684
	4.33%	Mar-2020–Mar-2021	5,612	5,612	5,652
	4.44%	May-2020	5,463	5,463	5,488
	4.50%	Feb-2020	3,850	3,850	3,850
	4.52%	May-2021	3,835	3,836	3,901
	4.69%	Jun-2035	597	612	673
	4.71%	Mar-2021	5,377	5,378	5,459
	4.73%	Feb-2021	1,417	1,417	1,437
	5.15%	Oct-2022	1,000	1,000	1,010
	5.29%	May-2022	4,788	4,788	5,113
	5.30%	Aug-2029	4,896	4,846	5,577
	5.60%	Jan-2024	9,115	9,114	9,423
	5.69%	Jun-2041	4,474	4,580	5,166
	5.75%	Jun-2041	2,171	2,230	2,509
	5.91%	Mar-2037	1,709	1,735	1,837
	5.96%	Jan-2029	292	292	292
	6.15%	Jan-2023	3,354	3,354	3,406
	6.38%	Jul-2021	4,683	4,683	4,890
	7.20%	Aug-2029	649	644	659
	7.75%	Dec-2024	895	895	905
	8.40%	Jul-2023	190	190	192
			2,065,056	**2,076,403**	**2,129,466**
When Issued[2]	2.53%	Jan-2030	**20,550**	**20,767**	**20,742**
Total Fannie Mae Securities			**$2,769,135**	**$2,795,972**	**$2,860,011**

ANNUAL REPORT 2019

15

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

Ginnie Mae Construction Securities (7.5% of net assets)

	Interest Rates[1]						
	Permanent	Construction	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	3.25%	3.25%	Jun-2059	$1,233	$30,267	$30,902	$32,009
	3.34%	3.34%	Sep-2059	1,377	41,386	42,242	44,037
	3.38%	3.38%	Aug-2059	3,523	32,011	32,902	34,374
	3.38%	3.38%	Aug-2059	665	44,020	44,918	47,014
	3.38%	3.38%	Jan-2060	520	59,884	59,896	63,962
	3.39%	3.39%	Feb-2059	118	14,557	14,853	15,520
	3.41%	3.41%	Sep-2061	37,964	4,321	6,013	5,691
	3.43%	3.43%	Nov-2061	53,546	–	1,807	1,593
	3.57%	3.57%	Nov-2059	1,292	48,468	49,216	52,424
	3.60%	3.60%	Apr-2061	29,262	4,923	6,121	6,855
	3.65%	3.65%	Nov-2058	122	10,474	10,639	11,080
	3.74%	4.24%	Aug-2059	740	15,195	15,513	16,599
	3.75%	3.75%	Nov-2060	13,521	988	1,425	1,923
	3.78%	7.00%	Aug-2060	31,501	8,438	8,742	11,286
	4.15%	4.15%	Sep-2051	455	17,412	17,474	17,413
	4.15%	4.15%	Apr-2060	2,294	25,031	25,718	28,307
	4.19%	4.19%	May-2060	9,801	18,789	19,176	22,083
	4.20%	4.20%	Aug-2060	3,804	43,957	44,914	49,434
	4.21%	4.21%	May-2061	50,096	1,844	2,108	6,758
	4.29%	4.29%	Jan-2060	506	6,419	6,568	7,255
	4.35%	4.35%	Dec-2060	2,033	267	310	510
	4.40%	4.40%	Sep-2060	4,783	4,417	4,627	5,433
	4.53%	4.53%	Jan-2061	9,103	5,812	6,268	7,641
Total Ginnie Mae Construction Securities				**$258,259**	**$438,880**	**$452,352**	**$489,201**

Freddie Mac Securities (11.7% of net assets)

	Interest Rate[1]		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	2.04%	1M LIBOR+30	Feb-2036	$ 727	$ 727	$ 725
	2.07%	1M LIBOR+33	May-2037	77	77	77
	2.09%	1M LIBOR+35	Apr-2036–Mar-2045	21,105	21,117	20,993
	2.14%	1M LIBOR+40	Aug-2043	3,972	3,970	3,960
	2.22%	1M LIBOR+48	Oct-2040	3,170	3,168	3,172
	2.24%	1M LIBOR+50	Oct-2040–Jun-2044	28,093	28,108	28,128
	2.29%	1M LIBOR+55	Nov-2040	3,756	3,788	3,768
	2.41%	1M LIBOR+67	Aug-2037	3,199	3,233	3,223
	2.50%		Jan-2043–Aug-2046	15,236	15,439	15,167
	3.00%		Aug-2042–Sep-2046	61,069	62,363	62,799
	3.50%		Jan-2026–Oct-2046	147,286	150,886	154,137
	4.00%		Aug-2020–Aug-2047	149,264	155,383	158,276
	4.21%	1Y UST+222	Oct-2033	326	324	339
	4.40%	12M LIBOR+177	Jul-2035	114	114	120
	4.50%		Jan-2038–Dec-2044	39,836	41,560	43,206
	4.72%	1Y UST+223	Jun-2033	140	140	147
	5.00%		May-2022–Mar-2041	4,723	4,728	5,140
	5.50%		Sep-2020–Jul-2038	2,815	2,808	3,156
	6.00%		Jul-2021–Oct-2037	3,922	3,958	4,487
	6.50%		Apr-2028–Nov-2037	609	614	713
	7.00%		Apr-2028–Mar-2030	36	34	41
	7.50%		Aug-2029–Apr-2031	44	42	49
	8.00%		Dec-2029	1	1	1
	8.50%		Jul-2024–Jan-2025	48	48	53
	9.00%		Mar-2025	27	27	30
				489,595	**502,657**	**511,907**
Multifamily	2.03%	1M LIBOR+33	Sep-2024	13,078	13,078	13,049
	2.12%	1M LIBOR+42	May-2027	13,246	13,246	13,189
	2.23%	1M LIBOR+53	Jan-2029	15,000	15,000	14,979
	2.35%	1M LIBOR+65	Jan-2023	3,415	3,415	3,415
	2.40%	1M LIBOR+70	Sep-2022	5,155	5,154	5,155

16

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Freddie Mac Securities continued Face Interest Rate4 Maturity Date Amount Amortized Cost Value 2.40% Jun-2031 7,444 7,580 7,321 2.41% Jun-2031 11,732 11,960 11,549 2.42% Jun-2031 11,768 12,010 11,595 2.54% Jun-2029 20,000 20,185 20,103 3.28% Dec-2029 16,570 16,852 17,482 3.34% Dec-2029 9,741 9,946 10,336 3.35% Oct-2033 33,450 33,275 35,378 3.38% Apr-2030 14,360 14,703 15,235 3.48% Jun-2030 18,745 19,323 20,006 3.50% Jan-2026 18,000 18,136 18,912 3.60% Apr-2030 25,635 26,631 27,572 3.68% Oct-2025 10,000 10,183 10,522 247,339 250,677 255,798 Total Freddie Mac Securities $736,934 $753,334 $767,705 FHA Construction Securities (0.3% of net assets) Interest Rates5 Unfunded Face Permanent Construction Maturity Date Commitments1 Amount Amortized Cost Value Multifamily 4.10% 2.50% Oct-2060 $5,500 $16,500 $16,509 $16,596 Total FHA Construction Securities $5,500 $16,500 $16,509 $16,596 FNMA Construction Securities (0.3% of net assets) Interest Rates5 Face Permanent Construction Maturity Date Amount Amortized Cost Value Multifamily 2.46% 2.46% Jan-2038 $20,950 $20,950 $20,825 Total FNMA Construction Securities $20,950 $20,950 $20,825 ANNUAL REPORT 2019 17

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

State Housing Finance Agency Securities (4.7% of net assets)

	Issuer	Interest Rates[1]		Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
		Permanent	Construction					
Multifamily	Mass Housing[6]	–	1.50%	Dec-2022	$ –	$ 8,750	$ 8,755	$ 8,769
	Connecticut Housing Finance Auth[6]	–	3.25%	Nov-2020	–	22,500	22,465	22,500
	Mass Housing[6]	–	3.55%	Oct-2022	13,520	50	50	207
	Mass Housing[6]	–	4.20%	Sep-2021	25,387	4,452	4,453	4,784
	NYC Housing Development Corp	2.95%	–	Nov-2045	–	5,000	5,000	5,278
	NYC Housing Development Corp	3.10%	–	Oct-2046	–	24,265	24,265	24,344
	NYC Housing Development Corp	3.25%	–	Nov-2049	–	12,000	12,000	12,114
	Connecticut Housing Finance Auth	3.25%	–	May-2050	–	12,500	12,387	12,519
	Mass Housing[6]	3.30%	–	Dec-2059	–	8,340	8,344	8,371
	NYC Housing Development Corp	3.35%	–	Nov-2054	–	20,000	20,000	20,190
	NYC Housing Development Corp	3.45%	–	May-2059	–	20,000	20,000	20,259
	NYC Housing Development Corp	3.75%	–	May-2035	–	4,405	4,405	4,611
	Mass Housing[6]	3.85%	–	Dec-2058	–	9,845	9,842	9,787
	NYC Housing Development Corp	3.95%	–	Nov-2043	–	15,000	15,000	15,994
	NYC Housing Development Corp	4.00%	–	Dec-2028–Nov-2048	–	15,000	15,103	15,933
	MassHousing	4.04%	–	Nov-2032	–	1,305	1,305	1,334
	MassHousing	4.13%	–	Dec-2036	–	5,000	5,000	5,240
	NYC Housing Development Corp	4.13%	–	Nov-2053	–	10,000	10,000	10,680
	NYC Housing Development Corp	4.20%	–	Dec-2039	–	8,305	8,305	8,646
	NYC Housing Development Corp	4.29%	–	Nov-2037	–	1,190	1,190	1,220
	Chicago Housing Authority	4.36%	–	Jan-2038	–	25,000	25,000	28,028
	NYC Housing Development Corp	4.44%	–	Nov-2041	–	1,120	1,120	1,148
	NYC Housing Development Corp	4.49%	–	Nov-2044	–	455	455	466
	MassHousing	4.50%	–	Jun-2056	–	45,000	45,000	46,895
	NYC Housing Development Corp	4.78%	–	Aug-2026	–	12,500	12,501	12,791
	NYC Housing Development Corp	4.95%	–	Nov-2043	–	4,190	4,190	4,213
Total State Housing Finance Agency Securities					**$38,907**	**$296,172**	**$296,135**	**$306,321**

18

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Other Mutifamily Investments (0.3% of net assets) Interest Rates4,5 Unfunded Issuer Permanent Construction Maturity Date Commitments1 Face Amount Amortized Cost Value Direct Loans Lake Street Apartments (Level 3) 4.25% Jul-2039 $ 13,400 $ 100 $ (24) $ 413 The Block 803 Waimanu (Level 3) 4.50% Sep-2021 15,667 1,471 1,300 1,615 18 Sixth Ave at Pacific Park (Level 3) 3.96% 1M LIBOR+220 Dec-2024 15,777 1,445 1,376 1,447 18 Sixth Ave at Pacific Park (Level 3) 3.96% 1M LIBOR+220 Dec-2024 80,508 2,270 1,939 2,279 125,352 5,286 4,591 5,754 Privately Insured Construction/Permanent Mortgages7 IL Housing Development Authority 5.40% Mar-2047 $ 7,835 $ 7,837 $ 7,821 IL Housing Development Authority 6.20% Dec-2047 2,989 2,998 2,981 IL Housing Development Authority 6.40% Nov-2048 906 916 905 — 11,730 11,751 11,707 Total Other Multifamily Investments $125,352 $17,016 $16,342 $17,461 ANNUAL REPORT 2019 19

Schedule of Portfolio Investments continued
December 31, 2019 (dollars in thousands)

Commercial Mortgage-Backed Securities (1.8% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$ 10,000	$ 10,144	$ 10,157
Nomura	3.19%	Mar-2046	20,000	20,345	20,513
JP Morgan	3.48%	Jun-2045	9,643	10,039	9,831
Citigroup	3.62%	Jul-2047	8,000	8,188	8,446
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,304	2,385
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,122	5,296
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,118	5,304
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,118	5,326
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,473	21,295
Barclays/ JP Morgan	4.08%	Feb-2047	6,826	7,136	7,286
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,163	7,494
Deutsche Bank	5.00%	Nov-2046	12,639	12,911	12,719
Total Commercial Mortgage Backed Securities			**$111,358**	**$114,061**	**$116,052**

United States Treasury Securities (4.5% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
1.63%	May-2026	$ 10,000	$ 10,063	$ 9,897
1.63%	Aug-2029	50,000	50,163	48,751
1.75%	Nov-2029	30,000	30,037	29,571
1.75%	Dec-2026	20,000	19,939	19,905
2.13%	May-2025	15,000	14,906	15,308
2.25%	Nov-2024	30,000	30,460	30,786
2.25%	Nov-2025	5,000	5,073	5,136
2.25%	Aug-2049	25,000	26,197	24,320
2.38%	Aug-2024	50,000	50,285	51,532
2.63%	Feb-2029	25,000	26,308	26,510
2.88%	Aug-2028	10,000	9,834	10,785
3.13%	Nov-2028	20,000	20,447	22,007
Total United States Treasury Securities		**$ 290,000**	**$ 293,712**	**$ 294,508**

Total Fixed-Income Investments	**$6,258,486**	**$6,332,292**	**$6,494,162**

Equity Investment in Wholly-Owned Subsidiary (< than 0.01% of net assets)

Issuer	Face Amount (Cost)	Amount of Dividends of Interest	Value
HIT Advisers[8] (Level 3)	$1	$–	$(134)
Total Equity Investment	**$1**	**$–**	**$(134)**

Short-Term Investments (1.4% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
NYS Housing Finance Agency	2.00%[9]	May-2050	$ 7,255	$ 7,255	$ 7,255
Blackrock Federal Funds	1.53%[10]	Jan-2020	83,973	83,973	83,973
Total Short-Term Investments			**$ 91,228**	**$ 91,228**	**$ 91,228**
Total Investments			**$6,349,715**	**$6,423,521**	**$6,585,256**

20

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments continued December 31, 2019 Footnotes 1 The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $435.6 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date. 2 The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. 3 Federally tax-exempt bonds collateralized by Ginnie Mae securities. 4 For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points. 5 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier. 6 Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees. 7 Loans insured by Ambac Assurance Corporation are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation. 8 The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws. 9 Variable rate bond with a weekly interest rate reset and can be redeemed at par, with accrued and unpaid interest, with a seven-day notice. The coupon rate shown represents the rate at period end. 10 Rate indicated is the annualized 1-day yield as of December 31, 2019. Key to Abbreviations M Month Y Year LIBOR London Interbank Offered Rate UST U.S. Treasury ANNUAL REPORT 2019 21

Statement of Operations For the Year Ended December 31, 2019 (dollars in thousands) Investment income $ 186,901 Expenses Non-officer salaries and fringe benefits 8,258 Officer salaries and fringe benefits 5,030 Investment management 1,398 Marketing and sales promotion (12b-1) 930 Consulting fees 776 Legal fees 530 Auditing, tax, and accounting fees 483 Insurance 427 Trustee expenses 38 Rental expenses 1,436 General expenses 1,974 Total expenses 21,280 Net investment income 165,621 Net realized and unrealized gains (losses) on investments Net realized gains (losses) on investments 11,675 Net change in unrealized appreciation (depreciation) on investments 286,125 Net realized and unrealized gains (losses) on investments 297,800 Net increase (decrease) in net assets resulting from operations $ 463,421 See accompanying Notes to Financial Statements. 22

Statement of Changes in Net Assets For the Years Ended December 31, 2019 and 2018 (dollars in thousands) Increase (decrease) in net assets from operations 2019 2018 Net investment income $ 165,621 $ 160,964 Net realized gains (losses) on investments 11,675 2,077 Net change in unrealized appreciation (depreciation) on investments 286,125 (158,325) Net increase (decrease) in net assets resulting from operations 463,421 4,716 Decrease in net assets from distributions Distributions to participants or reinvested (175,979) (169,064) Increase (decrease) in net assets from unit transactions Proceeds from the sale of units of participation 317,239 99,566 Dividend reinvestment of units of participation 159,113 151,449 Payments for redemption of units of participation (98,318) (396,442) Net increase (decease) from unit transactions 378,034 (145,427) Total increase (decrease) in net assets 665,476 (309,775) Net assets Beginning of period $ 5,889,450 $ 6,199,225 End of period $6,554,926 $5,889,450 Unit information Units sold 281,141 91,811 Distributions reinvested 140,946 139,684 Units redeemed (87,206) (365,943) Increase in units outstanding 334,880 (134,448) See accompanying Notes to Financial Statements. ANNUAL REPORT 2019 23

Notes To Financial Statements NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Investment Companies. flow model based on broker and/or INVESTMENT VALUATION Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For state housing finance agency securities, models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color. For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type. Investments in registered open-end investment management companies are valued based upon the NAV of such investments. When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or market inputs. The theutilizationofadiscountedcash frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2019, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs. Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant independent pricing services generally base prices using observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities. 24

Notes to financial statements continued

The following table presents the HIT's valuation levels as of December 31, 2019:

		Investment Securities		
(dollars in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$ –	$ 136,397	$ –	$ 136,397
FHA Construction Securities	–	16,596	–	16,596
Ginnie Mae Securities	–	1,443,073	–	1,443,073
Ginnie Mae Construction Securities	–	489,201	–	489,201
Fannie Mae Securities	–	2,839,269	–	2,839,269
Fannie Mae Construction Securities	–	20,825	–	20,825
Freddie Mac Securities	–	767,705	–	767,705
Commercial Mortgage-Backed Securities	–	116,052	–	116,052
State Housing Finance Agency Securities	–	306,321	–	306,321
Other Multifamily Investments				
Direct Loans	–	–	5,753	5,753
Privately Insured Construction/Permanent Mortgages	–	11,708	–	11,708
Total Other Multifamily Investments	–	11,708	5,753	17,461
United States Treasury Securities	–	294,508	–	294,508
Equity Investments	–	–	(134)	(134)
Short-Term Investments	91,228	–	–	91,228
Other Financial Instruments*	–	46,754	–	46,754
Total	**$91,228**	**$6,488,409**	**$5,619**	**$6,585,256**

**If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.*

The following table reconciles the valuation of the HIT's Level 3 investment securities and related transactions for the period ended December 31, 2019:

	Investments in Securities		
(dollars in thousands)	Other Multifamily Investments	Equity Investment	Total
Beginning Balance, 12/31/2018	$ 4,867	$(367)	$ 4,500
Paydown/Settlements	(5,411)	–	(5,411)
Total Unrealized Gain (Loss)*	1,705	233	1,938
Cost of Purchases	4,592	–	4,592
Proceeds of Sales	–	–	–
Ending Balance, 12/31/2019	**$ 5,753**	**$(134)**	**$ 5,619**

**Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2019 totaled $1,395,000 and is included on the accompanying Statement of Operations.*

For the year ended December 31, 2019, there were no transfers in levels.

Level 3 securities primarily consists of Direct Loans which were valued using an independent pricing service as of December 31, 2019 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 1.67 to 15.93 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 120 to 239 basis points. A change in unobservable inputs may impact the value of the loans.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT's tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT's financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT's tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant's number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT's units of participation. Total reinvestment was approximately 90% of distributed income for the year ended December 31, 2019.

ANNUAL REPORT 2019

25

Notes to financial statements continued INVESTMENT TRANSACTIONS AND INCOME For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. 12B-1 PLAN OF DISTRIBUTION The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2019, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2019, the HIT incurred approximately $930,000, or 0.015% of its average monthly net assets, in 12b-1 expenses. NOTE 2. INVESTMENT RISK INTEREST RATE RISK As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio. Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. PREPAYMENT AND EXTENSION RISK The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk. Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains. Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited. These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio. NOTE 3. TRANSACTIONS WITH RELATED ENTITIES HIT ADVISERS HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate. In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2019, HIT Advisers had no assets under management. A rollforward of advances to HIT Advisers by the HIT is included in the table below: Advances to HIT Advisers by HIT (dollars in thousands) Ending Balance, 12/31/2018 $808 Advances in 2019 121 Repayment by HIT Advisers LLC in 2019 (50) Ending Balance, 12/31/2019 $879 BUILDING AMERICA Building America, a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the 26

Notes to financial statements continued

contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Ending Balance, 12/31/2018	$ 64
Advances in 2019	1,236
Repayment by BACDE in 2019	(1,224)
Ending Balance, 12/31/2019	**$ 76**

Summarized financial information on a consolidated basis for HIT Advisers and Building America is included in the table below:

	(dollars in thousands)
As of December 31, 2019	
Assets	$ 1,069
Liabilities	$ 1,203
Equity	$ (134)
For the year ended December 31, 2019	
Income	$ 1,641
Expenses	(1,334)
Tax Expenses	(61)
Net Income (Loss)	$ 246

NOTE 4. LEASES

In February 2016, the FASB issued Accounting Standards Update ("ASU") ASU No. 2016-02, Leases (Topic 842) ("ASU 2016-02"). ASU 2016-02 is intended to improve financial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases that extend more than twelve months on the balance sheet. This accounting update also requires additional disclosures surrounding the amount, timing and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018 for public business entities.

The HIT adopted ASU No. 2016-02 with prospective application and elected the package of practical expedients permitted in Topic 842. As a result of the adoption of the new lease accounting guidance, the HIT recognized on January 1, 2019 (a) a lease liability of approximately $2,328,000 which represents the present value of the remaining lease payments of approximately $2,424,000 discounted using the HIT's incremental borrowing rate of 3.73%, and (b) a right-of-use (ROU) asset of approximately $2,093,000. This standard did not have a material impact on the HIT statement of assets and liabilities and had no impact on the HIT's operating results. The most significant impact was the recognition of ROU assets and lease obligations.

The HIT determines if an arrangement is a lease at inception. Leases are included in ROU assets on the HIT's statement of assets and liabilities. ROU assets represent the HIT's right to use an underlying asset for the lease term and lease obligations represent the HIT's obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT's leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT's lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2019	$ 1,846	$247	$ 2,093
Addition of ROU Asset	–	32	32
Reduction/Amortization of ROU Asset	(1,300)	(80)	(1,380)
ROU Asset, 12/31/2019	**$ 546**	**$199**	**$ 745**
Lease Liability, 1/1/2019	$ 2,081	$247	$ 2,328
Addition of Lease Liability	–	32	32
Lease Payments Made	(1,220)	(86)	(1,306)
Imputed Interest	52	9	61
Reduction of Lease Liability	(1,168)	(77)	(1,245)
Lease Liability, 12/31/2019	**$ 913**	**$202**	**$ 1,115**
Lease Expense	$(1,352)	$ (89)	$(1,441)
Weighted Average Discount Rate	3.73%	3.68%	
Weighted Average Remaining Term (Years)	0.9	2.3	

ANNUAL REPORT 2019

27

Notes to financial statements continued

NOTE 5. COMMITMENTS

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2019, the HIT had outstanding unfunded purchase commitments of approximately $435.6 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2019, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.2 billion.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2019, were $1.1 billion and $180.4 million, respectively.

NOTE 7. INCOME TAXES

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character.

The tax character of distributions paid during 2019 and 2018 were as follows:

(dollars in thousands)	2019	2018
Ordinary Investment Income	$175,979	$169,064
Total Distributions Paid to Participants or Reinvested	**$175,979**	**$169,064**

As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows:

(dollars in thousands)	2019
Accumulated Capital Loss Carryforward	$ (4,707)
Unrealized Appreciation	161,735
Undistributed Ordinary Income	2,139
Other Temporary Differences	(3,427)
Total Accumulated Gains	**$155,740**

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of deferred compensation plans, accrued expenses and depreciation.

During 2019, the HIT utilized $1,316,000 of accumulated capital loss carryforward from prior years. As of December 31, 2019, the HIT's accumulated long-term capital loss carryforward was $4,707,000, which may be used to offset future capital gains for an unlimited period.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment and insurance premiums paid. Results of operations and next assets were not affected by these reclassifications.

For the year ended December 31, 2019, the HIT recorded the following permanent reclassifications:

(dollars in thousands)	2019
Accumulated Net Investment Income	$10,762
Accumulated Net Realized Losses	$(10,359)
Amount Invested and Reinvested by Current Participants	$ (403)

At December 31, 2019, the cost of investments for federal income tax purposes was $6,423,521,000, which approximated book cost at amortized cost. Net unrealized gain aggregated $161,735,000 at period-end, of which $175,995,000 related to appreciated investments and $14,260,000 related to depreciated investments.

NOTE 8. RETIREMENT AND DEFERRED COMPENSATION PLANS

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT's share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT's participation in the Plan for the year ended December 31, 2019, is outlined in the table below. The "EIN/Pension Plan Number" line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available

28

AFL-CIO HOUSING INVESTMENT TRUST

Notes to financial statements continued as of December 31, 2019 is for the 2017 Plan year ended at June 30, 2018. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/ RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. Pension Fund: AFL-CIO Staff Retirement Plan EIN/Pension Plan Number 53-0228172 / 001 2017 Plan Year PPA Zone Status Green FIP/RP Status Pending/ Implemented No 2019 Contributions $1,920,213 2019 Contribution Rate 24% Surcharge Imposed No Expiration Date of Collective Bargaining Agreement 03/31/2022 The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year: Years Contributions to Plan Pension Fund Exceeded More Than 5 Percent of Total Contributions AFL-CIO Staff Retirement Plan 20171 1. The 2017 plan year ended at June 30, 2018. At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2019. The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2019, the HIT matched dollar for dollar the first $6,200 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2019, was approximately $225,000. NOTE 9. LOAN FACILITY The HIT has a $15 million uncommitted loan facility that expires on June 8, 2020. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility and had no outstanding balance under the facility for the year ended December 31, 2019. No compensating balances are required. NOTE 10. CONTRACT OBLIGATIONS In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low. NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS In March 2017, the FASB issued ASU No. 2017-08, Receivables Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. This new standard shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018. The HIT has adopted this pronouncement and has determined there is no material impact on its financial statements. In June 2016, the FASB issued ASU 2016-13, “Financial Instruments Credit Losses (Topic 326) Measurement of Credit Losses on Financial Instruments.” ASU 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in more timely recognition of credit losses. ASU 2016-13 is effective for financial statements for annual and interim periods beginning after December 15, 2019. The HIT has evaluated the impact of the adoption of ASU 2016-13 and does not expect this guidance to have a material impact on its financial statements and disclosures. ANNUAL REPORT 2019 29

Financial Highlights Selected Per Share Data and Ratios for the Years Ended December 31 Per share data 2019 2018 2017 2016 2015 Net asset value, beginning of period $ 1,087.85 $ 1,117.32 $ 1,113.29 $ 1,121.13 $ 1,140.10 Income from investment operations: Net investment income* 29.65 29.25 27.36 27.46 29.41 Net realized and unrealized gains (losses) on investments 54.26 (27.99) 7.58 (5.33) (16.43) Total income (loss) from investment operations 83.91 1.26 34.94 22.13 12.98 Less distributions from: Net investment income (31.52) (30.73) (30.23) (29.97) (31.95) Net realized gains on investments (0.68) Total distributions (31.52) (30.73) (30.91) (29.97) (31.95) Net asset value, end of period $ 1,140.24 $ 1,087.85 $ 1,117.32 $ 1,113.29 $ 1,121.13 Total return 7.78% 0.16% 3.17% 1.94% 1.13% Net assets, end of period (in thousands) $ 6,554,926 $ 5,889,450 $ 6,199,225 $ 5,790,753 $ 5,455,282 Ratios/supplemental data Ratio of expenses to average net assets 0.34% 0.42% 0.40% 0.41% 0.43% Ratio of net investment income to average net assets 2.6% 2.7% 2.4% 2.4% 2.6% Portfolio turnover rate 17.6% 15.3% 24.6% 20.3% 18.9% *The average shares outstanding method has been applied for this per share information. See accompanying Notes to Financial Statements. 30

Board Of Trustees

As of December 31, 2019

Correspondence intended for a trustee may be sent to the AFL-CIO Housing Investment Trust, 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.

Overall responsibility for the management of the HIT, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: Name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT's Statement of Additional information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT's Investor Relations Office at (202) 331-8055 or by viewing the HIT's website at www.aflcio-hit.com.

Name / Age	Position	Term of Office / Length of Time Served	Principal Occupation During at Least Past 5 Years / Other Directorships Held
Helen R. Kanovsky** *Age 68*	Chairman	Service Commenced January 2018, Term Expires 2020	General Counsel, Mortgage Bankers Association; formerly General Counsel, U.S. Department Housing & Urban Development; Chief Operating Officer & General Counsel, AFL-CIO Housing Investment Trust.
Vincent Alvarez *Age 51*	Union Trustee	Service Commenced December 2012, Term Expires 2022	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff.
James Boland *Age 69*	Union Trustee	Service Commenced October 2010, Term Expires 2022	President, International Union of Bricklayers and Allied Craftworkers ("BAC"); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Board Member, BAC Staff Health Plan; Trustee BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary-Treasurer, BAC.
Kenneth W. Cooper *Age 58*	Union Trustee	Service Commenced January 2018, Term Expires 2020	International Secretary-Treasurer, International Brotherhood of Electrical Workers ("IBEW"); formerly International Vice President, Fourth District, IBEW.
David B. Durkee *Age 66*	Union Trustee	Service Commenced January 2018, Term Expires 2020	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union ("BCTGM"); formerly International Secretary-Treasurer, BCTGM.
Sean McGarvey *Age 57*	Union Trustee	Service Commenced December 2012, Term Expires 2021	President, North America's Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO.
Terrence O'Sullivan *Age 64*	Union Trustee	Service Commenced December 2019, Term Expires 2022	General President, LIUNA; Labor Co-Chairman of the Laborers' Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Governing Board of Presidents of North America's Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO.
Kenneth E. Rigmaiden** *Age 66*	Union Trustee	Service Commenced December 2011, Term Expires 2020	General President, International Union of Painters and Allied Trades of the United States & Canada ("IUPAT"); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way
Elizabeth Shuler** *Age 49*	Union Trustee	Service Commenced October 2009, Term Expires 2021	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW.
Richard L. Trumka** *Age 70*	Union Trustee	Service Commenced December 1995, Term Expires 2020	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO.
Kevin Filter *Age 66*	Management Trustee	Service Commenced December 2019, Term Expires 2022	Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Co-Founder, Principal and President, Glaser Financial Group.
Bridget Gainer *Age 51*	Management Trustee	Service Commenced January 2018, Term Expires 2020	Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Parks District.
Jack Quinn, Jr.** *Age 68*	Management Trustee	Service Commenced June 2005, Term Expires 2020	Senior Advisor for Public & Community Relations, Barclay Damon; Director, Kaiser Aluminum Corporation; formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.
Jamie S. Rubin *Age 52*	Management Trustee	Service Commenced April 2018, Term Expires 2022	CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Community Renewal; founding Executive Director, Governor's Office of Storm Recovery.
Deidre L. Schmidt *Age 49*	Management Trustee	Service Commenced January 2018, Term Expires 2020	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute.
Tony Stanley** *Age 86*	Management Trustee	Service Commenced December 1983, Term Expires 2022	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.
Harry Thompson *Age 60*	Management Trustee	Service Commenced April 2019, Term Expires 2021	Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting and financial reporting.
William C. Thomspon, Jr. *Age 66*	Management Trustee	Service Commenced January 2018, Term Expires 2020	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York.

* *Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.*

***Executive Committee Member.*

ANNUAL REPORT 2019 31

Leadership All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191. * CHANG SUH, CFA,age 48; Chief Executive Officer/Co-Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2018; CEO, HIT Advisers LLC; formerly Senior Executive Vice President and Chief Portfolio Manager, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen. THALIA B. LANKIN, age 41; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2018; Chief Operating Officer, HIT Advisers LLC; Chief Executive Officer, Building America CDE, Inc.; formerly Chief Business Development Officer, Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust. ERICA KHATCHADOURIAN, age 52; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse. NICHOLAS C. MILANO, age 52; General Counsel, AFL-CIO Housing Investment Trust since 2013; General Counsel, HIT Advisers LLC; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission. LESYLLEE WHITE, age 57; Chief Marketing Officer, AFL-CIO Housing Investment Trust since 2018; formerly Executive Vice President and Managing Director of Defined Benefit Marketing, Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company. MICHAEL COOK, CFA, FRM, age 39; Co-Chief Portfolio Manager, AFL-CIO Housing Investment trust since 2018; formerly Financial Analyst, Senior Financial Analyst, Assistant Portfolio Manager, Senior Portfolio Manager, AFL-CIO Housing Investment Trust. THEODORE S. CHANDLER, age 60; Managing Director, Regional Operations, AFL-CIO Housing Investment Trust since 2018; formerly Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency. JOHN HANLEY, age 53; Senior Managing Director, AFL-CIO Housing Investment Trust since 2019; formerly Director Investments, National Real Estate Advisors; Executive Vice President Investments and Portfolio Management, AFL-CIO Housing Investment Trust; Executive Vice-President, Investments, AFL-CIO Investment Trust Corporation. CHRISTOPHER KAISER, CFA, age 55; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; General Counsel, Building America CDE, Inc.; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission. HARPREET SINGH PELEG, CFA, age 45; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers. * No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified. 32

2401 Pennsylvania Ave, NW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Suite 200 Ernst & Young LLP Washington, DC 20037 Tysons, Virginia (202) 331-8055 LEGAL COUNSEL www.aflcio-hit.com Dechert LLP Washington, DC TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Wilmington, DE CUSTODIAN Bank of New York Mellon New York, New York Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482. Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc. Estimates are calculated using HIT and Building America project data and are in 2018 dollars. This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

2401 PENNSYLVANIA AVENUE, NW | SUITE 200 | WASHINGTON, D.C. 20037 | 202-331-8055 www.aflcio-hit.com